UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2006
BackWeb Technologies Ltd.
(Exact name of registrant as specified in its charter)

Israel	000-26241	51-2198508

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10 Ha’amal Street, Park Afek, Rosh Ha’ayin, Israel 48092
(Address of principal executive offices, including zip code)
(972) 3-6118800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          On November 8, 2006, BackWeb Technologies Ltd. (“BackWeb”) issued a press release announcing its financial results for its third quarter ended September 30, 2006. A copy of this press release is attached to this Current Report as Exhibit 99.1.
          The information contained in Item 2.02 of this Current Report, including the information incorporated into this Item 2.02 from the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Item 99.1	Press release issued by BackWeb Technologies Ltd. on November 8, 2006

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BackWeb Technologies Ltd.
Date: November 8, 2006	By:	/s/ Bill Heye
Bill Heye
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

Item 99.1	Press release issued by BackWeb Technologies Ltd. on November 8, 2006